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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Form 10-k of Grace Development Inc. of our report dated June 24, 1999 relating to the financial statements of New Millennium Inc., which appeared in the Form 8k/A (No. 00025582).

                              /s/ Smith & Radigan

                              Smith & Radigan, Certified Public Accountants, LLC